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                  CIGNA INVESTMENT
                        SECURITIES
----------------------------------
              Third Quarter Report
                September 30, 2002

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Dear Shareholders:

Our report for CIGNA Investment Securities (the "Fund") covering the nine months ended September 30, 2002 follows:

Market Summary

The Lehman Brothers Aggregate Bond Index returned 4.58% for the third quarter. Performance was led by the Treasury market, as interest rates declined swiftly during the three-month period and benefited from investors' continued "flight to quality." The gains in the Treasury market have outsized all other fixed income sectors as the Lehman Brothers Government Bond Index returned 6.66% for the period. Long-term Treasuries gained 12% for the quarter and have a total rate of return of 16.8% on a year-to-date basis.

Investment grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a 4.48% total return but a negative excess return of approximately 2.85% for the third quarter. The difficult times for investing in high-grade credit continued as the Lehman Brothers Credit Index underperformed all other investment-grade asset classes on an absolute and duration-adjusted basis. This quarter's negative excess return was one of the worst ever, second only to the third quarter of 1998, which included the Russia crisis and the Long Term Capital collapse.

In other sectors, the Lehman Brothers Mortgage-Backed Securities Index posted a 2.66% total return and a slightly negative excess return of 16 basis points
(bps) against U.S. Treasuries. Volatility was evident over the period and the spread between current coupon mortgage-backed securities (MBS) and U.S. Treasuries widened approximately 30 bps to 228 bps for the quarter. The sector continues to be challenged by increased supply, as mortgage rates remain historically low, and by volatility, which has increased to multi-year highs.

The high yield and emerging markets both underperformed investment-grade corporate bonds and the market overall, as spreads continued to widen over the quarter in these sectors. For the quarter, the Lehman Brothers High Yield Bond Index returned -2.93% and the J.P. Morgan Emerging Markets Bond Index Plus declined by -1.10%, continuing the decline in these sectors that began five months ago.

Performance

The Fund underperformed the Lehman Brothers Aggregate Bond Index for the third quarter and the year-to-date by 58 and 253 bps, respectively, as it posted a net total return of 4.00% for the quarter and 6.02% year-to-date, versus returns of 4.58% and 8.55%,


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respectively, for the Index. The Fund's return, based on the market value of its shares traded on the New York Stock Exchange, was 3.95% and 7.58% for the quarter and year-to-date, respectively.

The Fund's allocation to the high yield sector was the primary detractor from Fund performance for the quarter, highlighting a difficult period for that fixed income sector. The Fund benefited from strong, positive issue selection in investment-grade credits and MBS over the period.

While we were overweight corporate bonds in a period when spreads significantly widened, the allocation underperformance was offset by positive issue selection. Solid performers over the quarter were banks such as Bank America and Bank One, along with Yankee sovereigns such as Quebec Province and Italy. The top performing sectors during the quarter that we overweighted included aerospace/defense and railroads as well as Yankee sovereigns, telecommunications, and financial issues. Our selection in autos and energy companies detracted from our results.

In MBS, our selection of premium securities and prepayment penalty bonds continued to add value. Securities with better prepayment protection performed well in this high refinancing environment. We also increased our allocation to those securities that would benefit from an impending decline in volatility. Agency bonds mildly detracted from performance for the quarter and we had slightly reduced our exposure. The significant duration mismatch between FNMA's assets and liabilities prompted investor concern, pushing spreads wider.

In high yield, we continued to employ a high yield index proxy (total return swap) to enhance performance while minimizing individual security risk. However, our exposure to this sector continued to detract from performance. A consistent theme among speculative grade companies is the difficulty in accessing capital in the midst of this weak economic environment and extremely volatile financial markets. Banks are very reluctant to lend and new issuance in high yield is closed to only the most creditworthy borrowers.

Similar to high yield, our allocation to emerging markets hurt performance over the quarter, but individual selection in Russia and Brazil added value.

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CIGNA Investment Securities, Inc.
Financial Summary
For the Nine Months Ended September 30 (Unaudited)
(In Thousands)
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
                                            2002       2001
                                          --------   --------
Net investment income                     $2,940     $3,930
Net realized and unrealized gain (loss)    2,214      1,579
Per share:
 Net investment income                    $ 0.74     $ 0.82
 Dividends from net investment income     $ 0.76     $ 0.84
 Net asset value at end of period         $18.57     $18.42

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

Net Investment Income Per Share
For the Nine Months Ended September 30 (Unaudited)
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

2002      2001      2000      1999      1998
----      ----      ----      ----      ----
$0.74     $0.82     $0.88     $0.88     $0.90

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Statement of Assets and Liabilities
September 30, 2002 (Unaudited)
(In Thousands)
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
Assets:
Investments at market value
  (Cost--$85,884)                                               $88,391
Interest and dividends receivable                                 1,007
Receivable for investments sold                                     365
Investment for Trustees' deferred compensation plan                 222
Prepaid insurance                                                     3
Net receivable for open forward currency contracts                    2
Other receivable                                                     17
                                                                -------
  Total assets                                                   90,007
                                                                -------
Liabilities:
Payable for investments purchased                                   623
Deferred Trustees' fees payable                                     222
Swap contracts payable                                               43
Advisory fees payable                                                38
Custody fees payable                                                 23
Audit and legal fees payable                                         14
Administrative services fees payable                                 12
Transfer agent fees payable                                           8
Shareholder reports payable                                           6
Futures variation margin payable                                      6
                                                                -------
  Total liabilities                                                 995
                                                                -------
Net Assets                                                      $89,012
                                                                =======
Net Asset Value Per Share
Applicable to 4,792 shares of $0.10 par value capital stock
  outstanding (12,000 shares authorized)                        $ 18.57
                                                                =======

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CIGNA Investment Securities, Inc.
Statement of Operations and Change in Net Assets
For the Nine Months Ended September 30, 2002 (Unaudited)
(In Thousands)
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
Investment Income:
  Interest                                                              $ 3,490
  Dividend income                                                            89
                                                                        -------
                                                                          3,579
                                                                        -------
Expenses:
  Investment advisory fees                                    $339
  Custodian fees                                                84
  Auditing and legal fees                                       46
  Shareholder reports                                           44
  Transfer agent fees                                           38
  Administrative services                                       38
  Stock exchange fees                                           19
  Trustees' fees                                                16
  State taxes                                                   10
  Other                                                          5          639
                                                              ----      -------
Net Investment Income                                                     2,940
Net realized loss from investments                                       (1,608)
Net realized loss from forward currency contracts                           (25)
Net realized gain from futures contracts                                     55
Net unrealized appreciation on investments                                3,998
Net unrealized depreciation on forward currency contracts                   (19)
Net unrealized depreciation on futures contracts                           (187)
                                                                        -------
Net Increase in Net Assets from Operations                                5,154
Distributions to Shareholders from Net
  Investment Income                                                      (3,641)
                                                                        -------
Net Increase in Net Assets                                                1,513
Net Assets:
  Beginning of period                                                    87,499
                                                                        -------
  End of period (includes overdistributed net investment
     income of $979)                                                    $89,012
                                                                        =======


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Outlook

We continue to maintain an overweight in our corporate bond allocation. We anticipate an improvement in credit quality, and while the recovery may be lacking for all issuers, valuations are compelling enough to employ such a strategy. There is still concern over the earnings outlook, which is evidenced in the number of third quarter earnings estimate reductions, capacity issues for many sectors and credits, and overall levels of leverage. We must remain extremely prudent in our sector and credit selection since not all issuers will be beneficiaries of the "credit improvement/ de-leveraging" story.

In the MBS sector, despite the wave of refinancing, the sector should soon look attractive, but we have reduced our exposure in the interim. Once prepayments have peaked and after supply has stabilized, we will consider increasing our allocation to this sector.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA Investment Securities

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CIGNA Investment Securities is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.


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CIGNA Investment Securities
100 Front Street
Suite 300
Worcester, MA 01608


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542775 9/02                                                        INACM-Q3-9/02